                                                                       Exhibit 1

                                  $27,500,000

                 _____% Convertible Subordinated Notes due 2006

                             TRANS-LUX CORPORATION

                             UNDERWRITING AGREEMENT


                                                              New York, New York
                                                               ___________, 1996




Southcoast Capital Corporation
277 Park Avenue
New York, New York  10172


                 The undersigned, Trans-Lux Corporation (the "Company"), a Delaware corporation, hereby confirms its agreement with Southcoast Capital Corporation.

                 Section 1. Underwriter. The term "Underwriter," as used herein, will mean and refer to Southcoast Capital Corporation.

                 Section 2.       Securities Offered.   Subject to the
terms and conditions hereof, the Company proposes to issue and sell to the Underwriter and the Underwriter proposes to purchase from the Company, $27,500,000 aggregate principal amount of _____% Convertible Subordinated Notes due 2006 of the Company ("Notes") pursuant to an indenture (the "Indenture") to be dated on or about December __, 1996 between the Company and Continental Stock Transfer & Trust Company as trustee (the "Trustee"). The $27,500,000 aggregate principal amount of Notes to be sold by the Company are herein referred to as the "Firm Securities." In addition, the Company proposes to grant to the Underwriter the option to purchase from the Company up to an additional $4,125,000 aggregate principal amount of Notes (the "Option Securities") solely for the purpose of covering over-allotments, if any, in connection with the sale of the Firm Securities. The Firm Securities and the Option Securities are referred to herein collectively as the "Securities."





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                 Section 3.       Representations and Warranties.  The Company
represents and warrants to the Underwriter that:

                      (i) A registration statement (File No. 333-15481) on Form S-2, relating to the Securities and the shares of the Company's common stock, $1.00 par value per share (the "Common Stock") into which the Securities are convertible (the "Conversion Shares), including a preliminary prospectus, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and has been filed by the Company with the Commission and the Company is entitled under the Rules and Regulations to file such registration statement on Form S-2 and has made all required electronic filings under Regulation S-T, including all financial data schedules required to be filed pursuant to Item 601(c) of Regulation S-K. One or more amendments to such registration statement, including in each case a revised preliminary prospectus, have been so prepared and filed. If such registration statement has not become effective as of the execution and delivery of this Agreement, and the filing of a further amendment (the "Final Amendment") to such registration statement is necessary to permit such registration statement to become effective, such amendment will promptly be filed by the Company with the Commission. If such registration statement has become effective and any post-effective amendment has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. If such registration statement has become effective, a final prospectus (the "Rule 430A Prospectus") containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will promptly be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations. The term "preliminary prospectus" as used herein means any preliminary prospectus (as referred to in Rule 430 of the Rules and Regulations) with respect to the Securities included at any time as part of such registration statement or filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations; such registration statement as amended at the time that it becomes or became effective, or, if applicable, as amended at the time the most recent post-effective amendment to such registration statement filed with the Commission prior to the execution and delivery of this Agreement became effective, including financial statements and all exhibits (whether filed or incorporated by reference) and information deemed to be a part thereof at such time pursuant to Rule 430A of the Rules and Regulations is herein called the "Registration Statement;" the term "Prospectus" shall mean (x) if the Company relies on Rule 434 under the Act, the Term Sheet (as defined below) relating to the Shares that is first filed pursuant to Rule





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                 424(b)(7) under the Act, together with the preliminary
                 prospectus identified therein that the Term Sheet supplements, or (y) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act, or, if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement at the time it becomes effective. "Term Sheet" shall mean any term sheet that satisfies the requirements of Rule 434 under the Act. The date on which the Registration Statement becomes effective is hereinafter called the "Effective Date." Any reference herein to any Preliminary Prospectus or the Prospectus or the Registration Statement shall be deemed to include any information incorporated by reference therein pursuant to Item 12 of Form S-2 under the Act, as of the date of such Preliminary Prospectus, the Prospectus or the Registration Statement, as the case may be.

                      (ii) When the Registration Statement becomes effective, and at all subsequent times to and including the Closing Time (hereinafter defined), and at the Option Exercise Time (hereinafter defined), or for such longer period as the Prospectus may be required to be delivered in connection with sales of the Notes by the Underwriter or a dealer, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto; provided, that no amendment or supplement to the Registration Statement or the Prospectus shall be made without prior consultation with you, and to which you shall reasonably object), will comply with the requirements of the Act and the Rules and Regulations in all material respects, will not contain an untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided however, that the representations and warranties in this subsection (ii) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon and made in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein.

                    (iii) The documents incorporated by reference in the Preliminary Prospectus and the Prospectus pursuant to Item 12 of Form S-2 under the Act, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; since January 1, 1996, the Company has timely filed all documents with the





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                 Commission which were required to be filed under the Exchange
                 Act and the rules and regulations of the Commission thereunder on or prior to the date hereof.

                      (iv) The Commission has not issued an order preventing or suspending the use of any preliminary prospectus with respect to the Securities and has not instituted or, to the Company's knowledge, threatened to institute any proceedings with respect to such an order. Each preliminary prospectus, when filed with the Commission, conformed in all material respects with the requirements of the Act and the Rules and Regulations and, as of its date, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided however, that the representations and warranties in this sentence do not apply to statements or omissions in each such preliminary prospectus based upon and made in conformity with written information furnished to the Company by the Underwriter specifically for inclusion therein.

                      (v) The Company is, and at the Closing Time, and at the Option Exercise Time will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Company's subsidiaries (collectively, the "Subsidiaries" and individually, a "Subsidiary") is listed in Exhibit 21 to the Company's Report on Form 10-K for the year ended December 31, 1995 and, at the Closing Time and at each Option Exercise Time, each Subsidiary, including each Significant Subsidiary (as defined in Rule 1-02(w) under Regulation S-X), is and will be, a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The Company owns, free and clear of all mortgages, pledges, liens, security interests, conditional sale agreements, charges, encumbrances and restrictions of every nature, the outstanding shares of the capital stock of each Subsidiary, with the exception of Trans-Lux Pty Ltd., as to which the Company owns 75% of that Company's outstanding common stock, and all of such shares have been duly and validly authorized and issued and are fully paid and non-assessable. Each of the Company and the Subsidiaries has, and at the Closing Time and at each Option Exercise Time will have, the corporate power and authority and all necessary approvals, orders, licenses, certificates, permits and other governmental authorizations to conduct all of the activities conducted by it, to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and the Prospectus except where the failure to have any such approval, order, license, certificate, permit or governmental authorization will not have a material adverse effect on the condition (financial or otherwise), business, business prospects, assets or results of operations of the Company and its Subsidiaries, taken as a





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                 whole (a "Material Adverse Effect"); and is, and at the
                 Closing Time and at the Option Exercise Time will be, duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it and/or the character of the assets owned and leased by it makes such license or qualification necessary, except where the failure to be so licensed or qualified will not have a Material Adverse Effect. Except for the shares of the stock of each Subsidiary owned by the Company and except for the Company's 50% ownership interests in each of MetroLux Theatres and Mossgood Theatre-Saunders Realty, both joint ventures, neither the Company nor any Subsidiary owns, and at the Closing Time and at the Option Exercise Time neither the Company nor any Subsidiary will own, any shares of stock or any other securities of any corporation or have any equity interest in any firm, partnership, association or other entity. A complete and correct copy of the Certificate of Incorporation and by-laws of the Company, the charter documents of each Subsidiary, and the by-laws of each Subsidiary, as currently in effect, have been delivered to you and no changes therein will be made subsequent to the date hereof and prior to the Closing Time or the Option Exercise Time. A complete and correct copy of all joint venture and or partnership agreements to which the Company or any Subsidiary is party have been delivered to you and no changes therein will be made subsequent to the date hereof and prior to the Closing Time or Option Exercise Time.

                      (vi) The Company is, and at the Closing Time and at the Option Exercise Time will be, authorized to issue only 5,500,000 shares of Common Stock, 1,000,000 shares of the Company's Class B Common Stock, $1.00 par value per share (the "Class B Common Stock"), 4,000,000 shares of the Company's Class A Common Stock, $1.00 par value per share (the "Class A Common Stock") and 500,000 shares of the Company's Preferred Stock, $1.00 par value per share (the "Preferred Stock"). All of the Company's issued and outstanding shares of capital stock have been duly authorized, validly issued and are fully paid and nonassessable, and the Common Stock and the capitalization of the Company conform to the descriptions thereof and the statements made with respect thereto in the Registration Statement and the Prospectus as of the date set forth therein. There are no outstanding securities convertible into or exchangeable for, and no outstanding options, warrants or other rights to purchase, any shares of the capital stock of the Company, nor any agreements or commitments to issue any of the same, except as described in the Registration Statement and the Prospectus, and there are no preemptive or other rights to subscribe for or to purchase, and no restrictions upon the voting or transfer of, any shares of outstanding capital stock of the Company pursuant to the Company's Certificate of Incorporation or by-laws or any agreement or other instrument to which the Company is a party. All offers and sales of the Company's capital





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                 stock by the Company during the 36-month period prior to the date hereof were at all relevant times duly registered or exempt from the registration requirements of the Act, and were duly registered or the subject of an available exemption from the registration requirements of the applicable state securities or blue sky laws.

                    (vii) The financial statements of the Company (including the footnotes thereto) filed with and as part of the Registration Statement and the Prospectus present fairly the financial position of the Company as of the respective dates thereof and the statements of income, statement of shareholders' equity and statements of cash flow of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a basis consistent with prior periods. Deloitte & Touche LLP (the "Company's accountants"), who have reported on such financial statements, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. Other than as presented in the Registration Statement and the Prospectus, no other financial statements are required to be included in the Registration Statement and the Prospectus.

                   (viii) To the extent such items contain financial data from the Company's financial statements, the financial information and data set forth in the Prospectus under "Prospectus Summary, "Risk Factors," "Use of Proceeds," "Price Range of Common Stock and Dividend Policy," "Capitalization," "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management," "Executive Compensation and Transactions with Management," "Description of Notes" and "Description of Capital Stock" are fairly presented and prepared on a basis consistent with the financial statements of the Company.

                      (ix) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Time and to each Option Exercise Time, except as set forth in the Registration Statement and the Prospectus, (A) neither the Company nor any Subsidiary has incurred or will have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business; (B) there has been no adverse change with respect to the inventory or rental equipment owned by the Company or any Subsidiary which will have a Material Adverse Effect; (C) the Company has not paid or declared nor will pay or declare any dividends or other distributions on its capital stock other than the Company's regular quarterly dividend as set forth in the Prospectus under the heading "Price Range of Common Stock and Dividend Policy"; and (D) except as contemplated by
                 Section 3(vi) hereof, there has not been and will not have been any change in the capitalization of the Company or any





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                 Significant Subsidiary or any Material Adverse Effect in the
                 business, business prospects, financial condition, assets or results of operations of the Company and its Subsidiaries, taken as a whole, arising for any reason whatsoever.

                      (x) Except as set forth in the Registration Statement, there are no actions, suits or proceedings at law or in equity pending, or to the knowledge of the Company, threatened, against the Company or any Subsidiary, any of their respective assets or any of their respective officers or directors, before or by any federal, state, county or local commission, regulatory body, administrative agency or other governmental body, domestic or foreign, not covered by insurance wherein an unfavorable ruling, decision or finding is reasonably likely to result in a Material Adverse Effect. Neither the Company nor any Subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect.

                      (xi) Each of the Company and the Significant Subsidiaries has, and at the Closing Time and at each Option Exercise Time will have, complied in all material respects with all laws, regulations and orders applicable to it or its business, the violation of which would have a Material Adverse Effect. Each of the Company and the Significant Subsidiaries has, and at the Closing Time and at each Option Exercise Time will have, in all material respects performed all of the obligations required to be performed by it, and is not, and at the Closing Time and at each Option Exercise Time will not be, in default under (there being no existing state of facts which with notice or lapse of time or both would constitute a default under) any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, letter of credit agreement, bond, debenture, note agreement or other evidence of indebtedness, contract or other agreement to which it is a party or by which it is bound, except defaults which would not have a Material Adverse Effect, and, to the knowledge of the Company, no other party under any such material agreement or instrument to which the Company or any Subsidiary is a party is in default in any material respect thereunder.

                    (xii) The Company (i) keeps books, records and accounts that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries and (ii) maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets, and (C) the recorded accountability for assets is compared with the existing assets at





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                 reasonable intervals and appropriate action is taken with
                 respect to any differences.

                    (xiii) Neither the Company nor any Significant Subsidiary is in violation of its respective Certificate of Incorporation, Memorandum and Articles of Association or its charter, or its by-laws, as the case may be.

                    (xiv) The Securities to be issued and sold by the Company to the Underwriter hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as such enforceability may be limited by the laws of bankruptcy, insolvency, reorganization, moratorium or creditors' rights, generally, or by general principles of equity; the Securities will be entitled to the benefits of the Indenture; the Indenture has been duly authorized and, when duly executed and delivered by the Company and the Trustee, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; and the Securities have been approved for listing, subject to official notice of issuance, on the American Stock Exchange (the "AMEX"); the Securities and the Indenture conform, and when the Registration Statement becomes effective and at the Closing Time and at each Option Exercise Time will conform, to all statements with regard thereto contained in the Registration Statement and the Prospectus.

                    (xv) The Conversion Shares have been duly and validly authorized and reserved for issuance, and such shares, when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be duly and validly issued, fully paid and non-assessable, and, if issued on the date hereof, would conform to the description of the Common Stock contained in the Prospectus; and the Conversion Shares have been approved for listing, subject to official notice of issuance, on the AMEX.

                    (xvi) This Agreement and the Indenture have been duly authorized, executed and delivered by the Company and each constitutes a valid and binding agreement of the Company enforceable in accordance with its terms except as such enforceability may be limited by the laws of bankruptcy, insolvency, reorganization, moratorium or creditors' rights, generally, or by general principles of equity and except as enforceability of those provisions of this Agreement relating to indemnity and contribution may be limited by the federal securities laws and principles of public policy; the performance of, and compliance with all the terms of, this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein will not conflict with or result in a material breach or violation of any of the terms and provisions





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
                 of, or constitute a material default under (there being no existing state of events to the knowledge of the Company which with notice or lapse of time or both would constitute a default) or result (or with the giving of notice or lapse of time or both would result) in the creation or imposition of any lien, charge, or encumbrance upon the assets or properties of the Company or any Subsidiary, pursuant to any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, letter of credit agreement, bond, debenture, note agreement or other evidence of indebtedness, contract or other agreement to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary, or under the certificate of incorporation or by-laws of the Company or any Subsidiary or under any statute or under any order, rule or regulation applicable to the Company or any Subsidiary or their respective businesses or properties or of any court or other governmental body except where such breach or violation would not have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions on its part contemplated in this Agreement or the Indenture, except such as may be required under the Act, the rules and regulations of the NASD, the AMEX or under state securities or blue sky laws.

                    (xvii) Each of the Company and the Subsidiaries has good and marketable title to or valid leasehold interests in all material properties and assets owned by it ("good and marketable" title shall mean fee simple title with respect to real property not the subject of a leasehold interest), free and clear of all liens, charges, encumbrances or restrictions, except such as are described in or referred to in the Prospectus or do not materially interfere with or impair the business of the Company and its Subsidiaries, taken as a whole. Each of the Company and the Subsidiaries has valid, subsisting and enforceable leases for the properties described in the Prospectus as leased by it, with such exceptions as are not material and do not interfere with the use made, and proposed to be made, of such properties by it.

                    (xviii)    There is no document or contract of a character
                 required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required; and no statement, representation, warranty or covenant made by the Company in this Agreement or in any certificate or document required by this Agreement to be delivered to you contains, when made, or as of the Closing Time or any Option Exercise Time will contain any untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make any statement therein, in light of the circumstances when made, not misleading.





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
                    (xix) Each of the Company and the Subsidiaries has sufficient trademarks, trade names, registered service marks, patents, patent applications, patent rights, licenses, permits, copyright protection and governmental or other authorizations of a similar nature currently required for the conduct of its business (collectively, "Rights"), except where the failure to have or obtain a Right would not result in a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole, and each of the Company and the Subsidiaries is in all material respects complying therewith, and the products and services, and the marks associated therewith, used by the Company and each Subsidiary do not, to the best of its knowledge, violate or infringe any trademarks, trade names, registered service marks, patents, patent rights, licenses, permits or copyrights held or owned by any other party except as otherwise disclosed in the Prospectus.
                 Neither the Company nor any Subsidiary has received any notice of violation or infringement of or conflict with asserted rights of others with respect to any Rights owned or used by the Company or any Subsidiary except for a claim by Daktronics, Inc. that it is not violating the Company's Rights. Other than as disclosed in the Prospectus, the expiration of any such Right would not result in a Material Adverse Effect.

                    (xx) The Company intends to apply its proceeds from the sale of the Shares for the purposes set forth in the Prospectus under "Use of Proceeds."

                    (xxi) The Company is not conducting, and does not presently intend to conduct its business in a manner in which it would become, an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                    (xxii) No holder of any securities of the Company has the right to require registration of the Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement.

                    (xxiii)    Neither the Company nor any of its officers or
                 directors or affiliates (as defined in the Rules and Regulations) has taken or will take, directly or indirectly, any unlawful action designed to stabilize or manipulate the price of any security of the Company, or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Company's Securities.

                    (xxiv) The Company has not, and at the Closing Time and at each Option Exercise Time will not have, incurred any liability for finder's or brokerage fees or agent's commissions in connection with the offer and sale of the Securities, this Agreement or the transactions hereby contemplated, except for the Underwriter's discounts and commissions provided for in this Agreement.

                    (xxv) The Company and each Significant Subsidiary have filed all foreign, U.S., state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon (except where the failure to do so could not have a Material Adverse Effect), and no tax deficiency has been, nor does the Company have any knowledge of any tax deficiency which might be, asserted against the Company or any Subsidiary which could have a Material Adverse Effect.

                 Section 4. (a) Purchase, Sale and Delivery of the Firm Securities; Closing Time. (i) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriter an aggregate of $27,500,000 principal amount of Firm Securities, and the Underwriter agrees to purchase from the Company, at a purchase price of ____% of the principal amount thereof, plus accrued interest, if any, from the date of issuance to the Closing Time, the principal amount of Firm Securities.

                 (ii) Delivery of the Firm Securities shall be made to the Underwriter at its offices at 277 Park Avenue, New York, New York, or such other location in the New York metropolitan area as you shall advise the Company by at least two full business days' notice in writing, against payment by you of the purchase price therefor to the Company by wire transfer in immediately available funds to the Company of the amount of such purchase price, at 10:00 A.M., New York City Time, on December __, 1996, or on such other time and business day (Saturdays, Sundays and legal holidays in the City or State of New York not being considered business days for the purposes of this Agreement), as shall be agreed to by the Company and you but not later than the seventh calendar day (or the business day next following such seventh calendar day if such seventh calendar day shall not be a business day) following the date of this Agreement as you shall determine and advise the Company by at least two full business days' notice in writing, which time and date are herein called the "Closing Time." Delivery of the Firm Securities shall be made in registered form in such name or names and in such denominations as you shall request by at least two full business days' notice in writing. The cost of original issue tax stamps and transfer stamps, if any, in connection with the issuance and delivery or sale of the Firm Securities by the Company to the Underwriter shall be borne by the Company. The Company will pay and save the Underwriter or its nominees, and any subsequent holder of the Firm Securities, harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal or state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the sale by the Company to the Underwriter of the Firm Securities or any portion thereof.

                 (b)  Purchase, Sale and Delivery of the Option Securities.
(i) The Company hereby grants to the Underwriter an option (the "Option") to purchase from the Company up to $4,125,000 aggregate principal amount of Option Securities at the same purchase price as the Firm Securities are being sold by the Company as stated in paragraph (a) of this Section 4; plus accrued interest, if any, from the date of issuance to the Option Exercise Time (as hereinafter defined); provided however, that the Option may be exercised only for the purpose of covering any over-allotments which may be made by the Underwriter in connection with the distribution and sale of the Firm Securities.

                 (ii) The Option is exercisable by you in whole or in part at any time or times on or before 12:00 noon, New York City time, on the day prior to the Closing Time, and at any time or times thereafter during the period ending 30 days after the date of the Prospectus (or if such 30th day shall be a Saturday, Sunday or holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), in each case by giving notice to the Company in the manner provided in Section 11 hereof, setting forth the number of Option Securities as to which the Option is being exercised, the name or names in which the certificates for the Option Securities are to be registered, the denominations of such certificates and the date of delivery of such Option Securities, which date shall not be less than two nor more than seven business days after such notice.

                 (iii) Upon each exercise of the Option, the Company shall sell to the Underwriter the aggregate number of Option Securities specified in the notice exercising the Option and the Underwriter, on the basis of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to you, but subject to the terms and conditions of this Agreement, shall purchase from the Company the aggregate number of Option Securities specified in such notice.

                 (iv) Delivery of the Option Securities with respect to which the Option shall have been exercised shall be made to the Underwriter at its offices at 277 Park Avenue, New York, New York, or such other location in the New York metropolitan area as you shall determine and advise the Company, against payment by you, of the purchase price therefor to the Company by wire transfer in immediately available funds to the Company in the amount of such purchase price, at 10:00 A.M., New York City Time, on the date designated in the notice given by you as above provided for, unless some other place, time and date is mutually agreed upon (such time and date being herein called an "Option Exercise Time"). The cost of original issue tax stamps or transfer stamps, if any, in connection with each issuance and delivery of the Option Securities by the Company to the Underwriter shall be borne by the Company. The Company will pay and save the Underwriter or its nominees, and any subsequent holder of Option Securities, harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal and state stamp taxes, if any, which may be payable or determined to be payable as a result of the sale by the Company to the Underwriter of the Option Securities or any portion thereof.

                 (v) The Company will make the certificates for the Option Securities to be purchased at each Option Exercise Time available to you for examination at your offices at 277 Park Avenue, New York, New York, or such other place as you shall request, not later than 2:00 P.M., New York City Time, on the business day next preceding each Option Exercise Time.

                 (vi) The obligation of the Underwriter to purchase and pay for Option Securities at each Option Exercise Time shall be subject to compliance as of such date with all the conditions specified in Section 8 hereof and the delivery to you of opinions, certificates and letters, each dated the respective Option Exercise Time, substantially similar in scope to those specified in Section 8 hereof, and to the absence of any occurrence referred to in Section 10 hereof.

                 Section 5. Registration Statement and Prospectus. (a) The Company will deliver to you, without charge, four fully signed copies of the Registration Statement and of each amendment thereto, including all financial statements and exhibits, and the number of conformed copies of the Registration Statement and of each amendment thereto, including all financial statements, but excluding exhibits, as you may reasonably request.

                 (b) The Company has delivered to you, and each of the Selected Dealers (as hereinafter defined), without charge, as many copies as you have reasonably requested of each preliminary prospectus heretofore filed with the Commission and will deliver to you and to each Selected Dealer, without charge, on the Effective Date, and thereafter from time to time during the period in which the Prospectus is required by law to be delivered in connection with sales of Securities, as many copies of the Prospectus (and, in the event of any amendment of or supplement to the Prospectus, of such amended or supplemented Prospectus) as you may reasonably request.

                 (c) The Company has authorized you to use, and make available for use by prospective dealers, the Preliminary Prospectuses, and authorizes you, all dealers (the "Selected Dealers") selected by you in connection with the distribution of the Shares and all dealers to whom any of such Securities may be sold by you or by any Selected Dealer, to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Securities in accordance with the applicable provisions of the Act, the applicable Rules and Regulations and applicable state law until completion of the public offering of the Securities and for such longer period as you may request if the Prospectus is required to be delivered in connection with sales of the Securities by you or a dealer.

                 Section 6. Covenants. The Company covenants and agrees with the Underwriter that:

                    (i) After the execution and delivery of this Agreement, the Company will not, at any time, whether before or after the Effective Date, file any amendment of or supplement to the Registration Statement or the Prospectus of which you shall not previously have been advised and furnished with a copy, or to which you or Fulbright & Jaworski L.L.P. ("counsel for the Underwriter") shall not have reasonably approved, or which is not in compliance with the Act or the Rules and Regulations.

                    (ii) If the Registration Statement has not become effective, the Company will promptly file the Final Amendment with the Commission and will use its best efforts to cause the Registration Statement to become effective as promptly as possible. If the Registration Statement has become effective, the Company will file the Rule 430A Prospectus or other Prospectus with the Commission as promptly as practicable, but in no event later than that permitted by Rule 424(b). The Company will promptly advise you (A) when the Registration Statement, or any post effective amendment thereto, shall have become effective, or any amendments or supplements to the Prospectus shall have been filed with the Commission, (B) of any request by the Commission or any state or other regulatory body for any amendment or supplement of the Registration Statement or the Prospectus or for additional information and the nature and substance thereof, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus or prohibiting the offer or sale of any of the Securities or of the initiation of any proceedings for such purpose, (D) of any receipt by the Company of any notification with respect to the suspension of qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (E) of the happening of any event during the period in which the Prospectus is to be used in conjunction with the offer or sale of Securities which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading in light of the circumstances when made. The Company will use its best efforts (in the case of orders by the Commission) or its reasonable best efforts (in the case of orders by any state or other regulatory body) to prevent the issuance of any stop order or any order preventing or suspending the use of the Registration Statement or Prospectus and, if such order is issued, to obtain the withdrawal thereof as promptly as possible.

                    (iii) The Company will prepare and file with the Commission, upon your request, any such amendments of or supplements to the Registration Statement or the Prospectus, in form and substance reasonably satisfactory to Weisman Celler Spett & Modlin, P.C. ("counsel for the Company"), as in the opinion of counsel for the Underwriter may be necessary or advisable in connection with the distribution of the Securities which, or the terms upon which, the Securities may be offered by you, and will use its best efforts to cause the same to become effective as promptly as possible.

                    (iv) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act and the rules and regulations thereunder, so as to permit the continuance of sales of the Securities by you or any selected dealer under the Act and the Exchange Act for so long as a Prospectus is required to be delivered under the Act. If at any time when a prospectus is required to be delivered under the Act an event shall have occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein not untrue or misleading or to make the Prospectus comply with the Act, the Company will notify you promptly thereof and will, subject to the provisions of
                 Section 6(a)(i) hereof, furnish to you an amendment or supplement which will correct such statement in accordance with the requirements of Section 9 of the Act.

                    (v) The Company will comply with all of the provisions of any undertakings contained in the Registration Statement.

                    (vi) The Company will use its reasonable best efforts to qualify or register the Shares for sale under the blue sky laws of such jurisdictions as you shall request, to make such applications, file such documents and furnish such information as may be required for such purpose and to comply with such laws so as to continue such qualification in effect so long as required for the purposes of the distribution of the Securities; provided however, that the Company shall not be required to qualify as a foreign corporation in any jurisdiction, subject itself to general taxation or to file a consent to service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Securities.

                    (vii) The Company will make generally available to its security holders and to the Underwriter as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 95 days, if such 12-month period coincides with the Company's fiscal year), an earnings statement of the Company, which will be in reasonable detail, but need not be audited, and will cover a period of twelve months commencing after the Effective Date. Such earnings statement shall comply with the requirements of Section 11(a) of the Act or Rule 158 of the Rules and Regulations. During the period of five years commencing on the Effective Date, the Company will furnish to its shareholders a copy of its annual report. The Company will make available to its shareholders upon their request copies of the Company's Form 10-K.

                    (viii) Prior to the later to occur of the termination of the Option and the Option Exercise Time, except as required by law, the Company will not issue, directly or indirectly, without your prior consent not to be unreasonably or untimely withheld and that of your counsel, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering of the Securities.

                    (ix) During the 90 days following the date hereof, the Company will not, without the prior written consent of Southcoast Capital Corporation, sell, contract to sell or otherwise dispose of any securities except (i) as contemplated in the Prospectus and (ii) except for the Securities and (iii) except pursuant to options granted under the Company's Stock Option Plans or exercises of such options and the Company has caused each of its executive officers and directors to deliver to you on or before the date of this Agreement an agreement, satisfactory in form and substance to you and counsel for the Underwriter, whereby each agrees, for a period of 90 days after the date of this Agreement, not to publicly offer, pledge, sell or contract to sell, transfer or otherwise dispose of any securities of the Company, directly or indirectly, without your prior written consent.

                 Section 7. Expenses. The Company will pay and bear all costs, fees, taxes and expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (a) the costs incident to the issuance, sale and delivery to the Underwriter of the Securities; (b) the costs incident to the preparation, printing and filing under the Act of each Preliminary Prospectus, the Prospectus, the Registration Statement (including the costs of the Form T-1) and any amendments or supplements thereof and exhibits thereto; (c) the costs of distributing the Registration Statement and any post-effective amendments thereto; (d) the costs of printing and distributing to the Underwriter and any Selected Dealer copies of any Preliminary Prospectus, the Prospectus, the Registration Statement and any amendment or supplement to the Prospectus or Registration Statement required by this Agreement or the Act; (e) the costs of preparation, printing, mailing, delivery, filing and distribution of preliminary and final blue sky memoranda, Underwriters' Questionnaires and Powers of Attorney, letters to prospective Underwriters, the Agreement Among Underwriters, the Selling Agreement, if any, this Agreement and all documents related thereto; (f) the filing fees of the Commission; (g) the costs of qualification or registration of the Securities in the jurisdictions referred to in subsection (vi) of
Section 6 hereof, including the reasonable legal fees and expenses of counsel for the Underwriter in connection therewith, and all filing fees in connection therewith; (h) the cost of preparation, including the reasonable legal fees and actual out-of-pocket expenses of counsel for the Underwriter in connection therewith, of all filings with the NASD and all filing fees in connection therewith; (i) fees and expenses of counsel for the Company, the Company's accountants and the Company's consultants; (j) fees in connection with the listing of the Securities and Conversion Shares on the AMEX; and (k) all other costs and expenses incurred or to be incurred by the Company in connection with the transactions contemplated by this Agreement, including trustee's fees and applicable transfer taxes, and the retention of Deloitte & Touche LLP.

                 Section 8. Conditions of the Underwriter's Obligations. The Underwriter's obligations hereunder to purchase and pay for the Securities are subject (as of the date hereof, the Closing Time and each Option Exercise Time) to the accuracy of and compliance with the representations and warranties of the Company herein (in all material respects to the extent not otherwise qualified by materiality) and in each certificate and document contemplated under this Agreement to be delivered, to the accuracy of the statements of the Company, and of the officers of the Company made pursuant to the provisions hereof (in all material respects to the extent not otherwise qualified by materiality), to the performance, in all material respects, by the Company of its covenants and agreements hereunder and under each such certificate and document, and to the following additional conditions:

                          (a)  (i)  The Registration Statement shall have
become effective not later than 5:00 P.M., New York City Time, on the date of this Agreement, or at such later time or on such later date as you may agree to in writing; (ii) if required, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b)(1) or (4) of the Rules and Regulations within the applicable time period prescribed for such filing thereunder and in accordance with the provisions of Section 6(ii) hereof; (iii) at or prior to the Closing Time, no stop order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the blue sky laws of any jurisdiction (whether or not a jurisdiction which you shall have specified) shall have been issued and no proceeding for that purpose shall have been initiated or shall be threatened or contemplated by the Commission or the authorities of any such jurisdiction; (iv) any request for additional information on the part of the Commission or any such authorities shall have been complied with to the satisfaction of the Commission or such authorities; (v) the NASD, upon review of the terms of the public offering of Shares, shall not have objected to such offering, such terms, or the Underwriter's participation in the same; and (vi) after the date hereof, no amendment or supplement to the Registration Statement or the Prospectus shall have been filed without your prior consent.

                          (b)  You shall not have advised the Company that the
Registration Statement or the Prospectus or any amendment thereof or supplement thereto contains an untrue statement of a material fact, or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                          (c)  Between the time of the execution and delivery
of this Agreement and the Closing Time, there shall be no actions, suits or proceedings at law or in equity pending, or to the knowledge of the Company, threatened against the Company or any Subsidiary, any of their respective assets or any of their respective officers or directors before or by any federal, state, county or local commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would have a Material Adverse Effect.

                          (d)  Each of the representations and warranties of
the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered shall be true and correct in all material respects at the Closing Time as if made at the Closing Time, and all covenants and agreements contained herein, and in each such certificate and document, to be performed on the part of the Company and all conditions contained herein and in each such certificate and document to be fulfilled or complied with by the Company or prior to the Closing Time shall have been duly performed, fulfilled or complied with in all material respects.

                          (e)  At the Closing Weisman Celler Spett & Modlin,
P.C., counsel for the Company, shall furnish to you an opinion, in form and substance satisfactory to you, dated as of the date of its delivery, to the effect that:

                          (i) Each of the Company and the Significant Subsidiaries is a duly incorporated and validly existing corporation in good standing under the laws of its jurisdiction of incorporation with full power and authority (corporate and other) to own or lease its properties and to conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing in the jurisdictions listed in Schedule A to this Opinion except as listed on Schedule A. To the best knowledge of such counsel, there are no pending or threatened proceedings by any governmental authority alleging that the conduct of the Company's or any Significant Subsidiary's business requires such qualification (except for those jurisdictions in which the failure to so qualify can be cured without having a Material Adverse Effect). To the knowledge of such counsel, no proceeding has been instituted by any governmental authority for the dissolution of the Company or any Significant Subsidiary;

                          (ii) The Company has authorized capital stock as set forth in the Prospectus; the securities of the Company conform in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock and Class B Common Stock have been duly authorized and validly issued by the Company, are fully paid and nonassessable, and are free of any preemptive or other rights to subscribe for any of the Securities or Conversion Shares;

                          (iii) The Securities to be issued and sold by the Company to the Underwriter hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and the availability of remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law); the Securities will be entitled to the benefits of the Indenture; the Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus; and the Securities and Conversion Shares have been approved for listing, subject to official notice of issuance, on the AMEX;

                          (iv) The Conversion Shares have been duly and validly authorized and reserved for issuance, and such shares, when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be duly and validly issued, fully paid and non-assessable, and, if issued on the date hereof, would conform to the description of the Common Stock contained in the Prospectus;

                          (v) To the best knowledge of such counsel, there is not pending or threatened against the Company any action, suit, proceeding or investigation before or by any court or governmental body required to be disclosed in the Prospectus which is not disclosed;

                          (vi) The Company has full legal right, power and authority to enter into this Agreement and the Indenture and to consummate the transactions provided for herein and this Agreement and the Indenture have been duly authorized, executed and delivered by the Company, and each of this Agreement and the Indenture, assuming due authorization, execution and delivery by each other party hereto, is a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as (A) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and the availability of remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (B) rights to indemnity and contribution may be limited by federal or state securities laws and the public policy underlying such laws. None of the Company's execution or delivery of this Agreement or the Indenture, its performance thereof or its consummation of the transactions contemplated therein conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any property or assets of the Company or any Subsidiary pursuant to the terms of their respective Certificate of Incorporation, by-laws or other governing document except as would not have a Material Adverse Effect, the terms of any indenture, mortgage, deed of trust, voting trust agreement, shareholder's agreement, note agreement or other agreement known to such counsel to which the Company or any Subsidiary is a party or by which any of them is or may be bound except as would not have a Material Adverse Effect; or any judgment, decree or order, known to such counsel, of any government, arbitrator, court, regulatory body or other governmental body except as would not have a Material Adverse Effect; and no consent, approval, authorization or order of any court, regulatory body or other governmental body has been or is required for the Company's performance of this Agreement or the Indenture, or the consummation of the transactions contemplated therein in connection with the purchase and distribution by the Underwriter of the Securities sold by the Company, except such as have been obtained under the Act or may be required under state securities or blue sky laws;

                          (vii) Issuances of Common Stock by the Company during the 36-month period prior to the date of this Agreement were either registered under the Act or exempt from registration under the Act and complied in all respects with the provisions of all applicable U.S. federal and state securities laws. No holder of any securities of the Company has the right to require registration of the Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement.

                          (viii) (A) The Registration Statement has been declared effective under the Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); (B) to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or are pending or, are threatened under the Act; (C) the Registration Statement (and the Form T-1 filed as an exhibit to the Registration Statement) originally filed with respect to the Securities and each amendment thereto and the Prospectus and, if any, each amendment and supplement thereto (except for the financial statements, schedules and other financial data included therein, as to which such counsel need not express any opinion), complied as to form in all material respects with the requirements of the Act and the Rules and Regulations and the Trust Indenture Act of 1939; the documents incorporated by reference in the Prospectus (other than the financial statements and related schedules and other financial or statistical data included therein or omitted therefrom, as to which such counsel need express no opinion, and except to the extent that any statement therein is modified or superseded in the Prospectus), as of the dates they were filed with the Commission, conform in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder; the Company is entitled under the Rules and Regulations to file such registration statement on Form S-2 and to the best knowledge of such counsel based upon the Company's representation to such counsel to such effect, has made all required electronic filings under Regulation S-T; the Indenture has been duly qualified under the Trust Indenture Act;

                          (ix) Since January 1, 1996, the Company has timely filed all documents with the Commission which were required to be filed under the Exchange Act and the rules and regulations of the Commission thereunder on or prior to the date hereof.

                          (x) To the knowledge of such counsel, there is no action, suit, proceeding or investigation, governmental or otherwise, pending or threatened to which the Company is a party, that seeks to restrain, enjoin, prevent the consummation of or otherwise change the issuance of the Securities or the execution and delivery of this Agreement or any of the other transactions contemplated hereby, or that questions the legality or validity of any of such transactions or that seeks to recover damages or obtain other relief in connection with any of such transactions, or that, if adversely determined, would materially and adversely affect the ability of the Company to perform its obligations under this Agreement;

                          (xi) The Company is not now, and upon consummation of the offering of the Securities, the Company will not be an "investment company" required to register under the Investment Company Act of 1940, as amended;

                          (xii) The Indenture has been qualified under the Trust Indenture Act of 1939;

                          (xiii) The statements set forth in the Registration Statement and the Prospectus under the captions "Prospectus Summary," "Risk Factors," "Capitalization," "Business," "Management," "Executive Compensation and Transactions with Management" "Executive Compensation and Transactions with Management," "Description of Notes" and "Description of Capital Stock," insofar as such statements summarize or describe agreements of the Company or its subsidiaries, the Indenture, the Notes and the capital stock of the Company, as the case may be, fairly present the information required with respect to such items; and

                          (xiv) To the knowledge of such counsel, there are no contracts or documents which are required by the Act to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described in the Registration

         Statement or the Prospectus or filed as exhibits to the Registration Statement as required by the Act and the Rules and Regulations.

                 In addition, such counsel shall state that in the course of the preparation of the Registration Statement and the Prospectus, such counsel has participated in conferences with officers and representatives of the Company and with the Company's independent public accountants, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Registration Statement and the Prospectus and nothing has come to such counsel's attention that causes such counsel to believe that either the Registration Statement as of the date it is declared effective and as of the Closing Time or the Prospectus as of the date thereof and as of the Closing Time contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need not express any opinion with respect to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus). In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials.

                 References to the Registration Statement and the Prospectus in this paragraph (e) shall include any amendment or supplement thereto at the date of such opinion.

                          (f)  Fulbright & Jaworski L.L.P., counsel to the
Underwriter, shall have furnished to you their written opinion or opinions, dated the Closing Time, in form and substance satisfactory to you, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the prospectus and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

                          (g)  Concurrently with the execution and delivery of
this Agreement and at the Closing Time, the Company's accountants shall have furnished to you a letter, dated as of the date of its delivery, addressed to you and in form and substance satisfactory to you, to the effect that:

                          (i) Such accountants are independent certified public accountants with respect to the Company as required by the Act and the Rules and Regulations.

                          (ii) Insofar as reported on by them, in their opinion, the financial statements of the Company included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the published rules and regulations thereunder.

                          (iii) On the basis of procedures and inquiries (not constituting an examination in accordance with generally accepted auditing standards) for a review of interim financial statements as specified by the American Institute of Certified Public Accountants and described in SAS No. 71. with respect to the unaudited interim financial statements of the Company, if any, appearing in the Registration Statement and the Prospectus and the latest available unaudited interim financial statements of the Company, if more recent than that appearing in the Registration Statement and Prospectus, inquiries of officers of the Company responsible for financial and accounting matters as to the transactions and events subsequent to the date of the latest audited financial statements of the Company, and a reading of the minutes of meetings of the shareholders, the Board of Directors of the Company and any committees of the Board of Directors, as set forth in the minute books of the Company, nothing has come their attention which, in their judgment, would indicate that (A) during the period from the date of the latest financial statements of the Company appearing in the Registration Statement and Prospectus to a specified date not more than three business days prior to the date of such letter, there have been any decreases in net current assets or net assets as compared with amounts shown in such financial statements or decreases in net sales or decreases [increases] in total or per share net income compared with the corresponding period in the preceding year or any change in the capitalization or long-term debt of the Company, except in all cases as set forth in or contemplated by the Registration Statement and the Prospectus, and (B) the unaudited interim financial statements of the Company, if any, appearing in the Registration Statement and the Prospectus, do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with generally accepted accounting principles and practices on a basis substantially consistent with the audited financial statements included in the Registration Statement or the Prospectus.

                          (iv) They have compared specific dollar amounts, numbers of shares, numerical data, percentages of revenues and earnings, and other financial information pertaining to the Company set forth in the Prospectus (with respect to all dollar amounts, numbers of shares, percentages and other financial information contained in the Prospectus, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel) with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

                          (v) in addition to the examination referred to in their reports included in the Registration Statement and the Prospectus and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information specified by the Underwriter, which are derived from the general accounting records of the Company and its subsidiaries which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, (a) the Registration Statement, (b) the Company's Annual Report on Form 10-K for the year ended December 31, 1995 (including the information from the Company's 1996 Proxy Statement incorporated by reference therein), and (c) the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1995, June 30, 1996 and September 30, 1996, and have compared such amounts and financial information with the accounting records of the Company and its subsidiaries, and have found them to be in agreement and have proved the mathematical accuracy of certain specified percentages.

                          (h)  At the Closing Time, there shall be furnished to
you, on behalf of the Company, an accurate certificate, dated the date of its delivery, signed by each of the chief executive officer and the chief financial officer of the Company, in form and substance reasonably satisfactory to you, to the effect that:

                          (i) Each signer of such certificate has carefully examined the Registration Statement and the Prospectus and (A) as of the date of such certificate, neither the Registration Statement nor the Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; (B) in the case of a certificate delivered after the date of this Agreement, since the Effective Date, no event has occurred of which he or she has knowledge and which was required by the Act or the Rules and Regulations to be set forth in a supplement to or amendment of the Prospectus but which has not been so set forth; and (C) since the dates as of which and the periods for which information is given in the Registration Statement and the Prospectus, there has not been to his or her knowledge any Material Adverse Effect (financial or otherwise), in the condition or business prospects of the Company from that set forth in the Registration Statement and the Prospectus, other than changes which the Registration Statement and the Prospectus specifically disclose have occurred or may occur subsequent to the Effective Date.

                          (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been commenced or are, to the knowledge of each signer of such certificate, threatened by the Commission.

                          (iii) No stop order suspending the qualification or registration of any of the Securities under the blue sky laws of any jurisdiction (whether or not a jurisdiction you shall have specified) has been issued, and no proceedings for such purpose have been commenced or are, to the knowledge of each signer of such certificate, threatened by any jurisdiction.

                          (iv) The conditions, separately set forth in such certificate, contained in subsections (a), (c) and (k) of this Section 8 have been complied with.

                          (v) There has been no breach of any of the terms or provisions of the agreements referred to in Section 6(ix) hereof.

                          (vi) Each of the representations and warranties of the Company contained in this Agreement and in each certificate and document contemplated under this Agreement to be delivered to you was, when originally made and is, at the time such certificate is dated, true and correct in all material respects.

                          (vii) Each of the covenants required herein to be performed by the Company on or prior to the date of such certificate has been duly performed in all material respects and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with by the Company.

                          (i)  The Company shall have furnished to you such
certificates, in addition to those specifically mentioned herein, as you may have reasonably requested in a timely manner as to the fulfillment of the conditions concurrent and precedent to your obligations hereunder.

                          (j)  Except as contemplated by the Registration
Statement and the Prospectus, since the date hereof, there shall not have been any change in the capitalization of the Company or any change constituting a Material Adverse Effect in the business, business prospects, financial condition or results of operations of the Company or in the value of the assets of the Company, or any material change, without your consent, in the conduct of the business of the Company, arising for any reason whatsoever which makes it impracticable or inadvisable to proceed with the Offering.

                          (k)  Each of the agreements referred to in Section
6(ix) hereof shall have been delivered to you and there shall have been no breach of any such agreement.

                          (l)  All corporate proceedings and other legal
matters relating to the sale and transfer of the Shares, this Agreement, the Registration Statement, the Prospectus and other related matters shall be reasonably satisfactory in all material respects to counsel for the Underwriter who shall have furnished to you at the Closing Time such opinion, in form and substance reasonably satisfactory to you, with respect to the sufficiency of the aforementioned corporate proceedings and other legal matters as you may reasonably require; and the Company shall have furnished to such counsel such records and documents as such counsel may have reasonably requested in a timely manner for the purpose of enabling them to pass upon such matters.

                          (m)     The Securities and the Conversion Shares
shall be authorized for listing on the AMEX.

                 All of the opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter. You reserve the right to waive any condition hereinabove set forth. Each opinion, certificate, letter or other document required to be delivered at the Closing Time shall also be required to be delivered at each Option Exercise Time.

         Section 9. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Underwriter and each person who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each and all of them, from and against any and all losses, claims, damages, liabilities or actions, joint or several (including any investigation, legal or other expense incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Underwriter or any of them may become subject under the Act, the Exchange Act or otherwise but only insofar as such losses, claims, damages, liabilities or actions arise out of, or are based upon, (i) any untrue statement or alleged untrue statement made by the Company in Section 3 of this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto or in any application or other document executed by the Company based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify the Securities under the securities laws thereof or filed with the Commission, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or provided however, that (i) the indemnity agreement contained in this subsection (a) shall not extend to the Underwriter in respect of any such losses, claims, damages, liabilities or actions arising out of, or based upon, any such untrue statement or alleged untrue statement or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Underwriter specifically for use in connection with the preparation of the Registration Statement, any preliminary prospectus or the Prospectus or any such amendment or supplement thereto, or any application or other document filed in any jurisdiction in order to register or qualify the Securities. Notwithstanding the foregoing, the Company shall not be obligated to indemnify the Underwriter and its controlling persons in respect of any such statement or omission contained in any preliminary prospectus which was corrected in the Prospectus to the extent that the Underwriter failed to deliver such Prospectus.

                 (b) The Underwriter agrees to indemnify and hold harmless the Company, its directors, the officers of the Company who shall have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Underwriter, but in each case to the extent, and only to the extent, that any statement in or omission from or alleged omission from the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto was made in reliance upon information furnished in writing to the Company by the Underwriter specifically for use in connection with the preparation of the Registration Statement, any preliminary prospectus or the Prospectus or any such amendment or supplement thereto.

                 (c) If any action is brought against a person entitled to indemnification pursuant to the foregoing subsections (a) or (b) (an "indemnified party") in respect of which indemnity may be sought against a person granting indemnification (an "indemnifying party") pursuant to such subsections, such indemnified party shall promptly notify such indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party of any such action shall not release the indemnifying party from any liability it may have to such indemnified party otherwise than on account of the indemnity agreement contained in subsection (a) or (b) of this
Section 9 except to the extent that such failure results in the forfeiture of substantial rights or defenses. In case any such action is brought against an indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party against which a claim is to be made will be entitled to participate therein at its own expense and, to the extent that it may wish, to assume at its own expense the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided however, that (i) if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded based upon advice of counsel that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party shall have the right to select separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties; and (ii) in any event, the indemnified party shall be entitled to have counsel chosen by such indemnified party, at such indemnified party's expense, participate in, but not conduct, the defense. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with proviso (i) of the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel); (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. An indemnifying party shall not be liable for any settlement of any action or proceeding effected without its prior written consent.

                 (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in subsection
(a) or (b) of this Section 9 is unavailable in accordance with its terms, the Company, and, subject to the limitations set forth below, the Underwriter shall contribute to the aggregate losses, claims, damages and liabilities, of the nature contemplated by said indemnity agreement, incurred by the Company and the Underwriter, in such proportions as are applicable to reflect the relative benefits received by the Company on the one hand, and the Underwriter, on the other hand, from the offering of the Securities; provided however, that if such allocation is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) of this Section 9, then the relative fault of the Company, on the one hand, and the Underwriter, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages and liabilities and other relevant equitable considerations will be considered together with such relative benefits. The relative benefits received by the Company, on the one hand, and the Underwriter, on the other hand, shall be deemed to be in such proportion as the total proceeds from the offering of the Securities (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discount received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus and in the notes thereto. The relative fault of the Company, on the one hand, and of the Underwriter, on the other, shall be determined by reference to, among other things, whether in the case of an untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, such statement or omission relates to information supplied by the Company, on the one hand, or by the Underwriter, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro-rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this subsection (d). The amount paid or payable by the indemnified party as a result of the losses, claims, damages or liabilities referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against or appearing as a third-party witness in any such action or claim. Notwithstanding the provisions of this subsection (d), (i) the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission; and
(ii) no person guilty of fraudulent misrepresentation within the meaning of
Section 11(f) of the Act shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this subsection (d), each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

                 (e) The respective indemnity and contribution agreements by the Underwriter and the Company contained in subsections (a), (b), (c) and (d) of this Section 9, and the respective covenants, representations and warranties of the Company set forth in Sections 2, 3, 4, 5, 6, and 7 hereof, shall remain operative and in full force and effect regardless of (i) any investigation made by the Underwriter, on its behalf or by or on behalf of any person who controls the Underwriter, the Company or any controlling person of the Company, or any director or officer of the Company; or (ii) acceptance of any of the Securities; and shall survive the delivery of the Securities, and any successor of the Underwriter or the Company, or of any person who controls the Underwriter or the Company, as the case may be, shall be entitled to the benefit of such respective indemnity and contribution agreements. The respective indemnity and contribution agreements by the Underwriter and the Company contained in subsections (a), (b), (c) and (d) of this Section 9 shall be in addition to any liability which the Underwriter and the Company may otherwise have.

                 Section 10. Termination. This Agreement (except for the provisions of Sections 6(i) and 9 hereof) may be terminated by you by notifying the Company at any time:

                          (a)     at or prior to the Closing Time if any of the
conditions specified in Section 8 hereof shall not have been fulfilled when and as required by this Agreement to be fulfilled or if any of the covenants, representations or warranties contained herein or in any certificate or document contemplated under this Agreement to be delivered to you shall not have been satisfied or fulfilled, in all material respects, within the respective times herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by you in writing; or

                          (b)     at or prior to the Closing Time if any one or
more of the following shall have occurred or have been established between the time of your execution of this Agreement and the Closing Time and in your judgment the same has made or makes it inadvisable or impracticable for you generally to proceed with the offering, sale, delivery, or collection of payment for, the Securities pursuant to the public offering contemplated by this Agreement: (i) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange, the AMEX or the Nasdaq National Market; (iii) a material adverse change in general market or domestic economic conditions, from such conditions on the date hereof having an effect on U.S. financial markets that in the judgment of the Underwriter makes it impracticable or inadvisable to proceed with the Offering; (iv) a declaration of a banking moratorium by Federal or New York State authorities; (v) any outbreak of major hostilities or declaration by the United States of any national or international calamity; or (vi) there is a Material Adverse Effect as a result of any material adverse change or any material adverse development involving a prospective change not contemplated in the Registration Statement or affecting particularly the business or properties of the Company and the Subsidiaries taken as a whole.

                 Section 11. Notices. Except as otherwise expressly provided in this Agreement, whenever advice or a notice, objection, designation, request or report is given or is required by the provisions of this Agreement to be given, such advice, notice, objection, designation, request or report shall be in writing and shall be delivered by first-class mail, postage prepaid, nationally recognized courier or by telecopy, (a) if to the Company, addressed to it and delivered to 110 Richards Avenue, Norwalk, Connecticut 06856-5090,
Attention: Victor Liss, President, with a copy to Weisman Celler Spett & Modlin, P.C., 445 Park Avenue, New York, New York 10022, Attention: Howard S. Modlin, Esq.; and (b) if to the Underwriter, addressed to Southcoast Capital Corporation, and delivered at 277 Park Avenue, New York, New York 10172,
Attention: David Boris, with a copy to Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103, Attention: Paul Jacobs, Esq.; or at such other address or telecopier number as a party hereto may give notice in accordance herewith.

                 Section 12. Miscellaneous. (a) This Agreement is made solely for the benefit of the Underwriter and the Company, the Company's directors, the Company's officers who shall have signed the Registration Statement and any controlling person referred to in Section 9 hereof, and their respective successors and assigns, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any buyer, as such, of any of the Securities from the Underwriter.

                 (b) The information in the Prospectus under the section "Underwriting" with respect to the amounts of the selling concession and reallowance, and the last paragraph of the outside front cover page of the Prospectus shall constitute the only information furnished in writing by or on behalf of the Underwriter for use in connection with the preparation of the Registration Statement as originally filed or in any amendment thereto, any preliminary prospectus or the Prospectus as the case may be.

                 (c) This Agreement shall supersede any agreement or understanding, oral or in writing, express or implied, between the Company and you relating to the sale of any of the Securities.

                 (d) No change, amendment or supplement to, or waiver of, this Agreement or any term, provision or condition contained herein, shall be valid or of any effect unless in writing and signed by the party against whom such is asserted.

                 (e) This Agreement shall be governed by and construed in accordance with the law of the State of New York applicable to contracts made and to be performed therein without giving effect to the principles of conflicts of law thereof. If any action or proceeding shall be brought by the Underwriter or the Company in order to enforce any right or remedy under this Agreement, the Company and the Underwriter each hereby consent to and submit to, the jurisdiction of the courts of the State of New York and of any federal court sitting in the Borough of Manhattan, City of New York. The Company and the Underwriter each agree that process in any such action or proceeding may be served in the manner provided by New York law for service on foreign persons, as appropriate.

                 (f) This Agreement may be signed in two counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement.

                 Please confirm that the foregoing correctly sets forth the agreement between the Company and you.



                                       Very truly yours,

                                       TRANS-LUX CORPORATION


                                       By:
                                          ---------------------------
                                            Name:
                                            Title:

Accepted as of the date
first above written

SOUTHCOAST CAPITAL CORPORATION


By:
   --------------------------
    Name:
    Title: